EXHIBIT (a)(1)(B)

                              LETTER OF TRANSMITTAL

                                    To Tender
    Shares of 7.195% Fixed Rate Cumulative Perpetual Senior Preferred Stock,
                                    Series B,
                    Liquidation Preference $1,000 Per Share,
                  CUSIP No. 26875P 40 8, ISIN No. US36875P4081
                                       of
                               EOG RESOURCES, INC.

                        Pursuant to the Offer to Purchase
                             Dated October 11, 2006

                                   ----------

         THIS OFFER WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON NOVEMBER 8, 2006 OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). HOLDERS OF SHARES (AS HEREINAFTER DEFINED) MUST TENDER THEIR SHARES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION. TENDERED SHARES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

                                   ----------

                          The Depositary for the Offer:

                              D.F. King & Co., Inc.

                 By Hand Delivery, Registered or Certified Mail:
                           48 Wall Street, 22nd Floor
                            New York, New York 10005
                            Attention: Kristian Klein

                                  By Facsimile:
                        (For Eligible Institutions Only)

                        Facsimile Number: (212) 809-8839
                        For Confirmation: (212) 232-2247

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

         This Letter of Transmittal and instructions hereto (the "Letter of Transmittal") and the Offer to Purchase (as the same may be amended or supplemented from time to time, the "Offer to Purchase") of EOG Resources, Inc., a Delaware corporation (the "Company"), constitute the Company's offer (the "Offer") to purchase for cash any and all shares of 7.195% Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B, with a liquidation preference of $1,000 per share, CUSIP Number 26875P 40 8 (the "Shares") of the Company at the price therefor set forth in the Offer to Purchase from each stockholder thereof, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase.

         STOCKHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal is to be used by stockholders if: (i) certificates representing Shares are to be physically delivered to the Depositary herewith by such stockholders, or if tender of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under "Procedures for Tendering Notes and Delivering Consents--Tender of Shares Held Through DTC," by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Shares and an Agent's Message is delivered in connection with such book-entry transfer; and, in each case, instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"); or (ii) tender of Shares is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Accepting the Offer and Tendering Shares--Guaranteed Delivery." Delivery of documents to DTC does not constitute delivery to the Depositary.

         Stockholders that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance through ATOP to DTC, which will edit and verify the acceptance and send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to the execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. The Agent's Message must be received by the Depositary prior to the Expiration Date to be eligible to receive the Tender Offer Consideration.

         If a stockholder's Shares are held in book-entry form, such stockholder shall indicate in this Letter of Transmittal that such stockholder is tendering its Shares. If stockholders desire to tender Shares pursuant to the Offer and
(i) such Shares are not lost but are not immediately available, or (ii) time will not permit this Letter of Transmittal, such Shares or other required documents to reach the Depositary prior to the Expiration Date, such stockholders may effect a tender of Shares in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Accepting the Offer and Tendering Shares--Guaranteed Delivery." See Instruction 1 below.

         The undersigned must complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Stockholders who wish to tender their Shares must complete this Letter of Transmittal in its entirety.

         The undersigned must check the appropriate boxes below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

         In the event that the Offer is terminated or otherwise not completed, the Offer Consideration will not be paid or become payable to stockholders who have validly tendered their Shares in connection with the Offer.

         The Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase and herein. Stockholders should carefully review the information set forth therein and herein.

         A stockholder's broker, dealer, commercial bank, trust company or other nominee may assist in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary, whose address and telephone number appear on the back cover of the Offer to Purchase. See Instruction 10 below.

         Each stockholder must check one of the following boxes:

[ ] CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH OR IF SUCH TENDERED SHARES ARE HELD IN BOOK-ENTRY FORM.

[ ] CHECK HERE IF TENDERED Shares ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------
     Account Number with DTC:
                                    --------------------------------------------
     Transaction Code Number:
                                    --------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Stockholder(s):
                                           -------------------------------------
     Window Ticket No. (if any):
                                 -----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------
     Name of Eligible Institution that Guaranteed Delivery:
                                                            --------------------

         List below the Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, if applicable, and number of Shares on a separately executed schedule and affix the schedule to this Letter of Transmittal. We will repurchase all Shares validly tendered (and not withdrawn) prior to the Expiration Date. Please see Section 2, "Acceptance for Payment and Payment for Shares" of the Offer to Purchase.

 NAME(s) AND ADDRESS(es) OF REGISTERED STOCKHOLDER(s) EXACTLY        CERTIFICATE           AGGREGATE NUMBER OF
   AS NAME(s)APPEAR(s) ON SHARES (PLEASE FILL IN, IF BLANK)           NUMBER(s)*            SHARES REPRESENTED
--------------------------------------------------------------   --------------------   -------------------------

                                                               ----------------------   -------------------------

                                                               ----------------------   -------------------------

                                                               ----------------------   -------------------------

                                                               ----------------------   -------------------------

                                                               ----------------------   -------------------------

                                                               ----------------------   -------------------------
                                                               Total Number of Shares

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the number of Shares indicated above. By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase which together with this Letter of Transmittal sets forth such terms and conditions and constitutes the Offer.

         Subject to, and effective upon, the acceptance for purchase of, and payment for, the Shares tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Shares that are being tendered hereby, waives any and all other rights with respect to such Shares and releases and discharges the Company from any and all claims such stockholder may have now, or may have in the future, arising out of, or related to, such Shares, including without limitation any claims that such stockholder is entitled to receive additional dividend payments with respect to such Shares or to participate in any other repurchase of Shares. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company in connection with the Offer) with respect to, such Shares, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Shares for transfer of ownership on the books of the relevant security register and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares all in accordance with the terms of and conditions of the Offer, as described in the Offer to Purchase and herein.

         The undersigned understands and acknowledges that the Offer will expire at 9:00 a.m., New York City time, on November 8, 2006, unless extended by the Company in its sole discretion or earlier terminated.

         The undersigned understands that tenders of Shares may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date. In the event of a termination of the Offer, Shares tendered pursuant to the Offer will be returned to the tendering stockholders promptly. In addition, tenders of Shares may be withdrawn if the Offer is amended in a manner determined by the Company to constitute a material change to the stockholders. If the Company reduces either (i) the number of Shares subject to the Offer or (ii) the Offer Consideration, then previously tendered Shares may be validly withdrawn until the expiration of ten business days after the date that the notice of any such reduction is first delivered to stockholders.

         If the Shares to be withdrawn have been delivered or otherwise identified to the Depositary, a written, telegraphic or facsimile transmission signed notice of withdrawal is effective immediately upon such notice even if physical release is not yet effected. Any Shares properly withdrawn will be deemed not validly tendered for purposes of the Offer.

         The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and that when such Shares are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request by the Company or the Depositary, execute and deliver any additional documents deemed by the Company or the Depositary to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for payment validly tendered Shares, if, as and when the Company gives oral notice (confirmed in writing) or written notice thereof to the Depositary (the "Acceptance Date"). Payments for the Shares will include accrued and unpaid dividends, if any, to, but not including, the payment date. Under no circumstances will any interest be payable by the Company because of any delay by the Depositary in the transmission of funds to the holders of purchased Shares or otherwise.

         The undersigned understands that, in the event of a defect or irregularity in connection with tenders of Shares (each of which the Company may waive), the Company will not be required to accept for purchase any of the Shares defectively tendered (including any Shares tendered after the Expiration
Date). Any Shares not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated under "Special Payment Instructions," please pay the Offer Consideration, as applicable, for the Shares accepted for purchase and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver any Shares not tendered or not accepted (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please pay the Offer Consideration, as applicable, for the Shares accepted for purchase in the name(s) of, and return any Shares not tendered or not accepted to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                               SIGNATURE GUARANTEE
                            (See Instruction 3 below)
       (Certain Signatures Must Be Guaranteed by an Eligible Institution)


--------------------------------------------------------------------------------

              (Name of Eligible Institution Guaranteeing Signature)


--------------------------------------------------------------------------------

               (Address (including Zip Code) and Telephone Number
                         (including Area Code) of Firm)


--------------------------------------------------------------------------------

                             (Authorized Signature)


--------------------------------------------------------------------------------

                                 (Printed Name)


--------------------------------------------------------------------------------

                                     (Title)

Dated:         , 2006

                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instruction 3, 4, 5 and 6)

         To be completed ONLY if the Offer Consideration is to be paid to someone other than the tendering stockholder. Unless another person(s) is designated under "Special Delivery Instructions" below, Shares not accepted in the Offer, or Shares not being tendered, will also be delivered to the person(s) designated herein.

         Pay the Offer Consideration to:

Name:
         -----------------------------------------------------------------------
                                     (Please Print)

Address:
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------
                                  (Including Zip Code)


         -----------------------------------------------------------------------
                             Taxpayer Identification
                            or Social Security Number
                       (also complete Substitute Form W-9)


                          SPECIAL DELIVERY INSTRUCTIONS
                         (See Instruction 3, 4, 5 and 6)

         To be completed ONLY if the Shares not accepted in the Offer, or Shares not being tendered, are to be delivered in the name of someone other than the tendering stockholder or to the person(s) designated above under "Special Payment Instructions."

Name:
         -----------------------------------------------------------------------
                                     (Please Print)

Address:
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------
                                  (Including Zip Code)

                                PLEASE SIGN HERE

            (To Be Completed By All Tendering Stockholders Regardless

           of Whether Shares Are Being Physically Delivered Herewith)

         This Letter of Transmittal must be signed by the registered stockholder(s) of Shares exactly as their name(s) appear(s) on certificate(s) for Shares or by person(s) authorized to become registered stockholder(s) by endorsements on certificates for Shares or by properly completed stock powers transmitted with this Letter of Transmittal. Endorsements on Shares and signatures on stock powers by registered stockholders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.

         IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER OF THE SHARES, THEN THE REGISTERED STOCKHOLDER MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL.

[X]
     ---------------------------------------------------------------------------
         (Signature(s) of Registered Stockholder(s) or Authorized Signatory)

[X]
     ---------------------------------------------------------------------------
          (Signature(s) of Registered Stockholder(s) or Authorized Signatory)

Dated:
        ------------------------------------, 2006

Name(s)
        ------------------------------------------------------------------------
                                     (Please Print)

Capacity:
           ---------------------------------------------------------------------

Address
         -----------------------------------------------------------------------
                                  (Including Zip Code)

Area Code and Telephone No.:
                              --------------------------------------------------

Tax Identification or
Social Security No.:
                              --------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Delivery of this Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures; Withdrawal of Tenders. To tender Shares pursuant to the Offer, physical delivery of Shares, or if such Shares are held in book-entry form, an indication in the Letter of Transmittal that such Shares are being tendered, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, if applicable, in lieu of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Tenders of Shares will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. The method of delivery of this Letter of Transmittal, Shares and all other required documents to the Depositary is at the election and risk of the stockholders. If such delivery is by mail, it is suggested that stockholders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, to permit delivery to the Depositary prior to such date. Instead of delivery by mail, it is recommended that stockholders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Shares should be sent only to the Depositary, not to the Company. Delivery of documents to DTC does not constitute delivery to the Depositary.

         If stockholders desire to tender Shares pursuant to the Offer and (i) such Shares are not lost but are not immediately available or (ii) time will not permit this Letter of Transmittal, Shares and all other required documents to reach the Depositary prior to the Expiration Date, such stockholders may effect a tender of Shares in accordance with the guaranteed delivery procedures set forth in the Offer, and the Offer to Purchase under the caption "Procedures for Accepting the Offer and Tendering Shares--Guaranteed Delivery."

         Pursuant to the guaranteed delivery procedures:

                  (a) such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program.

                  (b) on or prior to the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided by the Company, setting forth the name(s) and address(es) of the registered stockholder(s), the registered number(s) of such Share certificates and the number of Shares being tendered and guaranteeing that, within two NYSE trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with certificates representing the Shares, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

                  (c) this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with any required signature guarantees, together with all physically delivered Shares in proper form for transfer and any other required documents must be received by the Depositary within two NYSE trading days after the date of the Notice of Guaranteed Delivery.

         Shares tendered prior to the Expiration Date may not generally be withdrawn after the Expiration Date. Notice of withdrawal of tendered Shares, to be valid, must (i) specify the name of the person who deposited the Shares to be withdrawn (the "Depositor"), and/or the name in which the Shares are registered, if different from that of the Depositor, (ii) specify the number of Shares to be withdrawn, (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including, in any case, any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Shares, (iv) specify the Share certificate number (if any), (v) state that such stockholder is withdrawing his election to have such Shares purchased and

(vi) be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. If Shares have been delivered or otherwise identified to the Depositary, the name of the registered stockholder and the certificate number or numbers (if any) relating to such Shares withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Shares.

         2. Partial Tenders. If less than the entire number of Shares is tendered, the tendering stockholder must fill in the aggregate number of Shares tendered in the last column of the box entitled "Description of Shares" herein. All the Shares delivered to the Depositary will be deemed tendered, unless otherwise indicated. The number of untendered Shares will be sent to the registered stockholder at his or her registered address, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction
4), promptly after the Shares are accepted for purchase.

         3. Signatures on this Letter of Transmittal, Stock Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share certificate(s), or in the case of Shares held in book-entry form, as set forth in the stock records of the Depositary, without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby is registered in the name of two or more stockholders, all such stockholders must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which Shares are held.

         If this Letter of Transmittal is signed by the registered stockholder, and Shares not tendered or not accepted for purchase are to be issued, and checks for payments of the Offer Consideration are to be issued to the order of, the registered stockholder, then the registered stockholder need not endorse any tendered Shares nor provide a separate stock power. In any other case (including if this Letter of Transmittal is not signed by the registered stockholder), the registered stockholder must either properly endorse the Share certificates tendered or transmit a separate properly completed stock power with this Letter of Transmittal in either case, executed exactly as the name(s) of the registered stockholder(s) appear(s) on such Share certificates, or in the case of Shares held in book-entry form, as set forth in the stock records of the Depositary, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such Shares or stock powers are executed by an Eligible Institution.

         If this Letter of Transmittal or any Share certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Share certificates and signatures on stock powers provided in accordance with this Instruction 3 by registered stockholders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and payment of the Offer Consideration is to be made, or any Shares not tendered or not accepted for purchase are to be issued, directly to such stockholder(s) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Shares must be guaranteed by an Eligible Institution.

         4. Special Payment and Special Delivery Instructions. If the Offer Consideration is to be paid in the name of someone other than the tendering stockholder, the tendering stockholder must fill in the information in the box entitled "Special Payment Instructions." If the Shares not accepted in the Offer, or Shares not being tendered, are to be delivered in the name of someone other than the tendering stockholder, the tendering stockholder must fill in the information in the box entitled "Special Delivery Instructions." In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Unless a different person(s) is indicated in the box entitled "Special Delivery Instructions," Shares not accepted in the Offer, or Shares not being tendered, will be delivered in the name of the person(s) designated in the box entitled "Special Payment Instructions."

         5. Taxpayer Identification Number. Each tendering stockholder is required to provide the Depositary with the stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A stockholder must cross out item (2) in the Certification box on the Substitute Form W-9 if such stockholder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax backup withholding (at a rate of 28% under current law) on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the Substitute Form W-9 should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Offer Consideration, the Depositary will withhold 28% (under current law) on all such payments of the Offer Consideration. Except in cases where the tendering stockholder has crossed out item (2) in the Certification box, in which case the Offer Consideration will be subject to backup withholding, if the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary.

         6. Transfer Taxes. The Company will pay all U.S. federal or state transfer taxes applicable to the purchase and transfer of Shares pursuant to the Offer, except in the case of Shares not tendered or not accepted for payment that are to be registered or issued in the name of any person other than the registered holder of Shares tendered thereby.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         7. Validity of Tenders. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Shares will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Shares that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Shares. The Company's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal), as such documents may be amended or supplemented, will be final and binding on all parties. Any defect or irregularity in connection with tenders of Shares must be cured within such time as the Company determines, unless waived by the Company. Tenders of Shares shall not be deemed made until all defects and irregularities have been waived by the Company or cured. All tendering stockholders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Shares for purchase. Although the Company intends to notify Stockholders of defects or irregularities with respect to tenders of Shares, none of the Company, the Depositary or any other person will be under any duty to give notice of any defects or irregularities in tenders of Shares, or will incur any liability to stockholders for failure to give any such notice.

         8. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions of the Offer, other than the condition that the Company obtain all necessary governmental or regulatory approvals, with respect to any Shares tendered, in whole or in part, at any time and from time to time.

         9. Mutilated, Lost, Stolen or Destroyed Share Certificates. Any stockholder whose Share certificates have been mutilated, lost, stolen or destroyed should write to or telephone the Depositary at the address or telephone number set forth in the Offer to Purchase.

         10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Shares, requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and any other documents related to the Offer may be directed to the Information Agent, whose address and telephone number appear on the back cover of the Offer to Purchase. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax laws, a stockholder that is a U.S. person (as defined in the Internal Revenue Code) whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS"), and payments made to such stockholder with respect to Shares tendered pursuant to the Offer may be subject to backup withholding.

         Certain stockholders (including all corporations) are not subject to backup withholding and information reporting requirements. With respect to payments made to non-U.S. stockholders, information reporting and, depending on the circumstances, backup withholding (currently at a rate of 28%) will apply to the cash received pursuant to the Offer unless the non-U.S. stockholder certifies under penalty of perjury that it is a non-U.S. holder (and the Depositary does not have actual knowledge or reason to know that the beneficial owner is a U.S. person, as defined under the Internal Revenue Code) or such non-U.S. stockholder otherwise establishes an exemption. A Form W-8 is available from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 28% (under current law) of any payments made to the stockholder or other payee. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a stockholder's U.S. federal income tax liability, if any, provided that the stockholder furnishes the required information to the IRS in a timely manner.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Shares tendered pursuant to the Offer, the stockholder is required to provide the Depositary with (i) the stockholder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (A) such stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the stockholder. If the Shares are held in more than one name or are held not in the name of the actual beneficial owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                               SUBSTITUTE FORM W-9

                    THE INSTRUCTIONS BELOW MUST BE FOLLOWED:

         PROVIDE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL CURRENTLY SUBJECT YOU TO WITHHOLDING ON THE RECEIPT OF THE OFFER CONSIDERATION.

                  PAYOR'S NAME:  D.F. KING & CO., INC.

SUBSTITUTE                              PLEASE PROVIDE YOUR        Social Security Number
Form W-9                                SOCIAL SECURITY NUMBER
Department of the Treasury              OR TAXPAYER                ------------------------------
Internal Revenue Service                IDENTIFICATION NUMBER IN
Payer's Request for Taxpayer            THE BOX AT THE RIGHT &     OR
Identification Number (TIN)             CERTIFY BY SIGNING &       Employer Identification Number
                                        DATING BELOW
                                                                   ------------------------------

                                                                   [ ] or awaiting  TIN (see note below)

Name:
      -----------------------------

If you are exempt from backup withholding, please write "Exempt" in the box at the right and certify by signing and dating the Certification below.

Certification-Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a United States person (which includes a United States resident alien). Certificate Instructions-You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE:                                         DATE:
          --------------------------------------         -----------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OR IF "AWAITING TIN" IS INDICATED, FAILURE TO SUBMIT A VALID TIN PRIOR TO PAYMENT OF THE OFFER CONSIDERATION MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

         Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:    Give the SSN of-         For this type of account     Give the EIN of-
---------------------------  -----------------------  ---------------------------  -------------------------
1. An individual's account   The individual           5. Sole proprietorship or    The owner (3)
                                                      single owner LLC

2. Two or more individuals   The actual owner of      6. A valid trust, estate,    Legal entity (Do not
   (joint account)           the account or, if       or pension trust             furnish the identifying
                             combined funds, the                                   number of the personal
                             first individual on                                   representative or trustee
                             the account. (1)                                      unless the legal entity
                                                                                   itself is not designated
                                                                                   in the account title) (4)

3. Custodian account of a    The minor (2)            7. Corporate account (or     The corporation
minor (Uniform Gift to                                LLC electing corporate
Minors Act)                                           status on Form 8832)

                                                      8. Association, club         The organization
                                                      religious, charitable,
                                                      educational or other
                                                      tax-exempt organization
                                                      account

4. (a) The usual revocable   The grantor-trustee (1)  9. Partnership account       The partnership
savings trust account                                 held in the name of the
(grantor is also trustee)                             business (or LLC with
                                                      multiple members)
   (b) So-called trust       The actual owner (1)
account that is not a
legal or valid trust under
state law
                                                      10. A broker or registered   The broker or nominee
                                                      nominee

                                                      11. Account with the         The public entity
                                                      Department of Agriculture
                                                      in the name of a public
                                                      entity (such as a State or
                                                      local government, school
                                                      district, or prison) that
                                                      receives agricultural
                                                      program payments

---------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or your EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.
(2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(t)(2).
(3)  The United States or any of its agencies or instrumentalities.
(4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.
(6)  An international organization or any of its agencies or instrumentalities.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under Section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee
(15) A trust exempt from tax under Section 664 or described in Section 4947.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

o Payments of patronage dividends not paid in money.

o Payments made by certain foreign organizations.

o Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals.

Note: The payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and the payee has not provided his or her correct TIN to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

o Payments described in Section 6049(b)(5) to nonresident aliens.

o Payments on tax-free covenant bonds under Section 1451.

o Payments made by certain foreign organizations.

o Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050N and 6050A and the regulations thereunder.

Privacy Act Notice - Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% under current law on taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

   (1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) Civil Penalty for False Information with Respect to Withholding. - If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

   (3) Criminal Penalty for Falsifying Information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

   (4) Misuse of TIN. - If the requester discloses or uses a TIN in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.